UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2009

Sharps Compliance Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34269	74-2657168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500, Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 432-0300

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 22, 2009, Sharps Compliance Corp. issued a press release announcing that it has closed the sale of an additional 483,000 shares of its common stock, par value $0.01 per share, pursuant to the exercise of the over-allotment option which the Company and certain of the selling stockholders granted to the underwriters in connection with its recently closed public offering of common stock.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Sharps Compliance Closes Over-Allotment Option of Common Stock Offering.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharps Compliance Corp.
Date: December 22, 2009	By:	/s/ DAVID P. TUSA David P. Tusa Executive Vice President, Chief Financial Officer and Business Development

Exhibit Index
99.1	Press release dated December 22, 2009